Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Constar International Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James C. Cook, Executive Vice President, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)          The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/s/ JAMES C. COOK

James C. Cook Executive Vice President and Chief Financial Officer

May 14, 2003

A signed original of this written statement required by Section 906 has been provided to Constar International Inc. and will be retained by Constar International Inc. and furnished to the Securities and Exchange Commission or its staff upon request.